FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2024
FAIR VALUE MEASUREMENT
FAIR VALUE MEASUREMENT

17   FAIR VALUE MEASUREMENT

The Company did not have financial assets or liabilities measured at fair value on a recurring basis as of December 31, 2023 and 2024.

Following is a description of the valuation techniques that the Company uses to measure fair value of other financial assets and financial liabilities:

●	Short-term financial instruments (cash, restricted cash, accounts receivable and payable, short-term borrowings, and accrued expenses and other payables) — cost approximates fair value because of the short maturity period.
●	Long-term borrowings — fair value is based on the amount of future cash flows associated with each debt instrument discounted at the Company’s current borrowing rate for similar debt instruments of comparable terms. The carrying values of the long-term borrowings approximate their fair values as all the long-term debt carry various interest rates which approximate rates currently offered by the Company’s bankers for similar debt instruments of comparable maturities.
●	Convertible Bonds payable—the estimated fair value was RMB6,722,049 and RMB8,763,243 as of December 31, 2023 and 2024, respectively. The fair value of Convertible Bonds due 2025 was measured based on the price in the open market and the fair values of Convertible Bonds due 2029 and Convertible Bonds due 2030 were measured using Binomial Model.

Non-recurring fair value measurements

Certain long-lived assets of the Company may be measured at fair value based on unadjusted quoted price in active market (Level 1 Inputs) or unobservable inputs (Level 3) on a non-recurring basis, if determined to be impaired. As of each relevant measurement date, the fair value of asset groups, if determined to be impaired, were measured under income approach and determined based on the higher of the forecasted discounted cash flows expected to result from the data center assets’ operations and eventual disposition and the price market participant would pay to sub-lease and acquire the remaining data center assets, which reflects the highest and best use of the asset groups. Significant inputs used in the income approach primarily included utilization rates used to estimate the forecasted undiscounted cashflows expected to result from the data center assets’ operation and discount rate. As of December 31, 2023, certain of the Company’s data center level asset groups were measured at fair value of RMB1,614,347, which were determined based on income approach, and an impairment loss of long-lived assets of RMB3,013,416 was recognized for the amount of their carrying amounts exceeding the fair value.

Equity method investments for the retained investments in the common stock of an investee (including a joint venture) in a deconsolidation transaction are initially measured at fair value on a non - recuring basis. As of December 31, 2024, the long - term investments in DayOne were measured at fair value of RMB7,537,604. The fair value of retained investment in DayOne was measured using a discounted cash flow approach.